Willis Towers Watson

Supplemental Earnings Call Slides February 10, 2016

Willis Towers Watson

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Towers Watson and Willis Group, including the combined company's future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

These factors include risks and uncertainties related to, among other things: changes in general economic, business and political conditions, including changes in the financial markets; consolidation in or conditions affecting the industries in which the company operates; any changes in the regulatory environment in which the company operates; the ability to successfully manage ongoing organizational changes; the ability of the company to successfully integrate the Towers Watson and Willis businesses, operations and employees, and realize anticipated growth, synergies and cost savings; the potential impact of the merger on relationships, including with employees, suppliers, customers and competitors; significant competition that the company faces and the potential for loss of market share and/or profitability; compliance with extensive government regulation; the company's ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses; expectations, intentions and outcomes relating to outstanding litigation, the risk the company would be required to increase its financial reserve on the Stanford litigation, the risk of material adverse outcomes on existing litigation matters; the diversion of time and attention of the company's management team while the merger is being integrated; the federal income tax consequences of the merger and the enactment of additional state, federal, and/or foreign regulatory and tax laws and regulations, including changes in tax rates; the company's capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the possibility that the anticipated benefits from the merger cannot be fully realized or may take longer to realize than expected; the ability of the company to retain and hire key personnel; a decline in defined benefit pension plans; various claims, government inquiries or investigations or the potential for regulatory action; failure to protect client data or breaches of information systems; reputational damage; disasters or business continuity problems; doing business internationally, including the impact of exchange rates; clients choosing to reduce or terminate the services provided by the company; fluctuation in revenues against the company's relatively fixed expenses; management of client engagements; technological change; the inability to protect intellectual property rights, or the potential infringement upon the intellectual property rights of others; increases in the price, or difficulty of obtaining, insurance; fluctuations in the company's pension liabilities; loss of, failure to maintain, or dependence on certain, relationships with insurance carriers; changes and developments in the United States healthcare system; the availability of tax-advantaged consumer-directed benefits to employers and employees; reliance on third party services; the company's holding company structure; changes in accounting estimates and assumptions; and changes in the market price of the company's shares. These factors also include those described under "Risk Factors" in Willis Group's and Towers Watson's most recent 10-K and 10-Q filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Willis Group Holdings

FOURTH QUARTER 2015 RESULTS

Willis

Willis Non-GAAP measures

This presentation contains references to non-GAAP financial measures as defined in SEC rules. We present such non- GAAP supplemental financial information, as we believe such information is of interest to the investment community because it provides additional meaningful methods of evaluating certain aspects of Willis Group's operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis. This supplemental financial information should be viewed in addition to, not in lieu of, Willis Group's condensed consolidated financial statements.

Willis Group's non-GAAP measures and their accompanying definitions are presented as follows:

We believe that investors' understanding of Willis Group's performance is enhanced by our disclosure of the following non-GAAP financial measures. Our method of calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Underlying commissions and fees, underlying revenues, underlying total expenses, underlying salaries and benefits, underlying other operating expenses, underlying operating income, underlying operating margin, underlying EBITDA, underlying net income and underlying earnings per diluted share ("Underlying measures").

Underlying measures are calculated by excluding restructuring costs related to the Operational Improvement Program, impact from the devaluation of the Venezuelan Bolivar, certain litigation provisions, gains and losses on disposal of operations, remeasurement of previously held equity interest, non-recurring changes in the deferred tax valuation allowances, from the most directly comparable GAAP measures, and from second quarter 2015, underlying measures also exclude M&A transaction-related costs. Additionally, prior year GAAP measures have been rebased to current period exchange rates to eliminate the year over year impact of foreign currency movements. We believe that excluding such items provides a more complete and consistent comparative analysis of our results of operations.

Organic commissions and fees, revenues, organic total expenses, organic salaries and benefits, organic other operating expenses, organic operating income, organic operating margin and organic EBITDA ("Organic measures").

Organic measures are calculated by further excluding the twelve month impact from acquisitions and disposals from our underlying measures. We believe that excluding these items provides a more complete and consistent comparative analysis of our results of operations.

Reconciliations of these non-GAAP measures can be found in the supplemental tables to the Willis Towers Watson press release issued February 9, 2016.

Willis 4Q 2015 EPS Walk

Solid quarter as growth in operating income was offset by higher interest expense and amortization from acquisitions



Adjusting items:
Operational Improvement Program = $0.16
M&A transaction-related costs = $0.06
(Gain) on disposal of operations = ($0.06)
$1.12
$0.17
($0.20)
$1.09
$0.80
($0.71)
($0.09)
$1.09
Adjusting items:
Re-measurement gain on previously held equity interest = $0.85
M&A transaction-related costs = ($0.64)
Litigation Provision = ($0.61)
Operational Improvement Program = ($0.45)
Devaluation of Venezuelan Bolivar = ($0.39)
Deferred tax valuation allowance = ($0.20)
($1.44)
($0.35)
4Q 2014 Reported EPS
Adjusting Items
Foreign Currency Movements
4Q 2014 Underlying EPS
Total Revenues
Total Operating Expenses
Other
4Q 2015 Underlying EPS
Adjusting Items
4Q 2015 Reported EPS

See important disclosures regarding non-GAAP measures on slide 4.

Willis Operational Improvement Program Update

Annualized savings target \$325 million; FY2015 savings \$66 million higher than initial \$60 million 2015 forecast; Spend \$4 million better than forecast

Initial 2015 Forecast \$ millions	2014A	2015E	2016E	2017E	Cumulative 2014-2017E	Annualized 2018+E
Spend	\$36	\$130	← \$240 →		\$410	
Savings	\$11	≥\$60	\$135	\$235	≥\$420	\$300

Actual FY2015 Results \$ millions	2014A	2015A	2016E	2017E	Cumulative 2014-2017E [1]	Annualized 2018+E
Spend	\$36	**\$126**	\$140	\$125	\$440+	
Savings	\$11	**\$112**	\$150	\$250	\$490+	\$325

1 – Cumulative savings exclude merger-related savings.

Willis 4Q 2015 Organic Metrics

Continued improvement in both organic spread and organic EBITDA

Organic Spread


Basis Points
300
200
100
0
-100
-200
280
230
200
200
170
90
130
70
-160
-160
Annual Organic Spread Target
2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

Organic EBITDA


$ millions
6.7%
$179
$191
4Q 2014
4Q 2015

Organic Operating Margin	**4Q14**	**4Q15**
	16.0%	**16.8%**
	YTD 2014	**YTD 2015**
	18.0%	**19.5%**

Note: Some percentage changes may differ due to rounding See important disclosures regarding non-GAAP measures on slide 4.

2015 Willis Key Metrics / Goals

Mid-single digit organic revenue growth	200 bps + spread of organic C&F over organic expense growth	Improving cash flows	Capital Management

2015 Progress

2015 ✓ **Organic Growth** +3.3%	**2015** ✓ **organic spread:** +240 basis points **4Q 2015** ✓ **organic spread:** +280 basis points	**2015** ✓ **Underlying EBITDA:** +10.3% **4Q15** ✓ **Underlying EBITDA:** +9.8%	✓ Invest in the business for growth ✓ Targeted M&A ✓ Repurchase Shares
- Diversified and resilient business model - Organic growth in each segment for full-year 2015 - Reinvest in growth segments	- Ongoing expense management drove progress - Operational Improvement Program execution	- Underlying EBITDA improvement is good proxy for free cash flow	- Key acquisitions included Miller & Gras Savoye - WTW Merger complete



Second Quarter Fiscal 2016

TOWERS WATSON

Towers Watson Non-GAAP Measures

In order to assist readers of our financial statements in understanding the core operating results that Towers Watson's management uses to evaluate the business and for financial planning, Towers Watson presents the following non-GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted EBITDA and (4) Adjusted Net Income. Towers Watson believes these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in their industry to provide a baseline for evaluating and comparing operating results.

Towers Watson evaluates revenue on an as reported, constant currency and organic basis. Towers Watson believes providing constant currency and organic information provides valuable supplemental information regarding results, consistent with how Towers Watson evaluates their performance internally.

Towers Watson considers Adjusted EBITDA to be an important financial measure, which is used to internally evaluate and assess core operations, and benchmark operating results against competitors. Towers Watson uses Adjusted EBITDA to evaluate and measure awards made under their performance-based compensation plans. Adjusted EBITDA and Adjusted Net Income are important in illustrating what Towers Watson's operating results would have been had Towers Watson not incurred these acquisition-related expenses.

Towers Watson's non-GAAP measures and their accompanying definitions are presented as follows:

- **Constant Currency Change** – Represents the year over year change in revenues excluding the impact of foreign currency fluctuations. To calculate this impact, the prior year local currency results are first translated using the current year monthly average exchange rates. The change is calculated by comparing the adjusted prior year revenues to the current year as reported revenues for the same period.
- **Organic Change** - excludes both the impact of fluctuations in foreign currency exchange rates, as described above, as well as the impact of acquisitions and divestitures.
- **Adjusted EBITDA** – net income (attributable to common stockholders) adjusted for provision for income taxes, interest, net, depreciation and amortization, transaction and integration expenses, and other non-operating income excluding income from variable interest entity.
- **Adjusted Net Income**– net income (attributable to common stockholders) adjusted for certain tax-effected merger and acquisition related items of amortization of intangible assets and transaction and integration expenses, the tax-effected gain on the sale of the Human Resources Service Delivery business and the U.S. tax cost of foreign repatriation.

These non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP measures should be considered in addition to, and not as a substitute for, the information contained within Towers Watson's financial statements.

Reconciliation of the Net income (attributable to common stockholders) to Adjusted EBITDA and Net income (attributable to common stockholders) to Adjusted Net Income (attributable to common stockholders) are included in the presentation.

Towers Watson Reconciliation of Non-GAAP measures

Adjusted Net Income for three and six months ended December 31, 2015 and 2014

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014
Net Income (attributable to common stockholders)	**$ 11,211**	**$ 110,176**
Amortization of intangible assets	16,304	11,507
Transaction and Integration expenses including severance	55,285	-
US Tax Cost of Foreign Repatriation	36,817	-
Adjusted Net Income (attributable to common stockholders)	**$ 119,617**	**$ 121,683**

	Six Months Ended December 31, 2015	Six Months Ended December 31, 2014
Net Income (attributable to common stockholders)	**$ 134,593**	**$ 191,734**
Amortization of intangible assets	27,376	22,932
Transaction and Integration expenses including severance	61,543	-
Gain on Sale of HRSD Business	(37,154)	-
US Tax Cost of Foreign Repatriation	36,817	-
Adjusted Net Income (attributable to common stockholders)	**$ 223,175**	**$ 214,666**

Towers Watson Reconciliation of Non-GAAP measures
Adjusted EBITDA for three months ended December 31, 2015 and 2014

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014
Net Income (attributable to common stockholders)	**$ 11,211**	**$ 110,176**
Provision for Income Taxes	55,653	55,372
Interest, net	2,159	1,292
Depreciation and Amortization	53,752	44,107
Other Non-Operating Income (a)	1,286	(34)
EBITDA	**$ 124,061**	**$ 210,913**
EBITDA Margin	13.1%	22.0%
Transaction and Integration Expenses	80,801	-
Adjusted EBITDA	**$ 204,862**	**$ 210,913**
Adjusted EBITDA Margin	21.6%	22.0%

(a) Other non-operating income includes income from affiliates and other non-operating income

Towers Watson Reconciliation of Non-GAAP measures
Adjusted EBITDA for six months ended December 31, 2015 and 2014

	Six Months Ended December 31, 2015	Six Months Ended December 31, 2014
Net Income (attributable to common stockholders)	**$ 134,593**	**$ 191,734**
Provision for Income Taxes	116,211	99,434
Interest, net	3,039	2,557
Depreciation and Amortization	97,944	88,976
Other Non-Operating Income (a)	(54,135)	(865)
EBITDA	**$ 297,652**	**$ 381,836**
EBITDA Margin	16.1%	20.8%
Transaction and Integration Expenses	90,131	-
Adjusted EBITDA	**$ 387,783**	**$ 381,836**
Adjusted EBITDA Margin	21.0%	20.8%

(a) Other non-operating income includes income from affiliates and other non-operating income including a gain on the sale of the Human Resources Service Delivery (HRSD) business of $55.4 million for the six months ended December 31, 2015.

Willis Towers Watson

Calendar Year 2016 Guidance

Willis Towers Watson Non-GAAP Measures

In order to assist readers of our financial statements in understanding the core operating results that Willis Towers Watson's management uses to evaluate the business and for financial planning, Willis Towers Watson presents the following non-GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income, (4) Adjusted EBITDA, (5) Adjusted Net Income and (6) Adjusted Diluted Earnings Per Share. Willis Towers Watson believes these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in their industry to provide a baseline for evaluating and comparing operating results.

Willis Towers Watson evaluates revenue on an as reported, constant currency and organic basis. Willis Towers Watson believes providing constant currency and organic information provides valuable supplemental information regarding results, consistent with how Willis Towers Watson evaluates their performance internally.

Willis Towers Watson considers Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted Earnings Per Share to be important financial measures, which is used to internally evaluate and assess core operations, and benchmark operating results against competitors. These Non-GAAP measures are important in illustrating what Willis Towers Watson's operating results would have been had Willis Towers Watson not incurred these acquisition-related expenses.

Willis Towers Watson's non-GAAP measures and their accompanying definitions are presented as follows:

- **Constant Currency Change** – Represents the year over year change in revenues excluding the impact of foreign currency fluctuations. To calculate this impact, the prior year local currency results are first translated using the current year monthly average exchange rates. The change is calculated by comparing the adjusted prior year revenues to the current year as reported revenues for the same period.
- **Organic Change** – excludes both the impact of fluctuations in foreign currency exchange rates, as described above, as well as the impact of acquisitions and divestitures.
- **Adjusted Operating Income –** operating income adjusted for certain merger and acquisition related items of amortization of intangible assets, transaction and integration expenses and the fair value adjustment of deferred revenue and for restructuring costs and other non-recurring items.
- **Adjusted EBITDA** – net income (attributable to common stockholders) adjusted for provision for income taxes, interest, net, depreciation and amortization, transaction and integration expenses and the fair value adjustment of deferred revenue and for restructuring costs and other non-recurring items.
- **Adjusted Net Income** – net income (attributable to common stockholders) adjusted for certain tax-effected merger and acquisition related items of amortization of intangible assets, transaction and integration expenses and the fair value adjustment of deferred revenue and for restructuring costs and other non-recurring items.
- **Adjusted Diluted Earnings Per Share** – diluted earnings per share adjusted for certain tax effected merger and acquisition related items of transaction and integration expenses, amortization of intangible assets and the fair value adjustment of deferred revenue and for restructuring costs and other non-recurring items.

These non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP measures should be considered in addition to, and not as a substitute for, the information contained within Willis Towers Watson's financial statements.

Reconciliations of these measures presented in the Willis Towers Watson guidance are included in the presentation.

Willis Towers Watson Guidance

Calendar Year 2016

- Constant Currency Revenue growth in the low double digits
- Organic Revenue growth in the mid-single digits
- Adjusted diluted EPS expected to be within the range of $7.70 to $ 7.95
- Adjusted EBITDA margin expected to be around 23%
- Adjusted Operating margin expected to be around 19.5%
- Income tax rate expected to be in the mid 20% range
- Diluted shares outstanding of approximately 138.1 million
- Guidance assumes average exchange rates of £1.00 = $1.45, €1.00 = $1.12, C$1.00 = $0.73



- Guidance excludes any potential impact of ongoing tax examinations, transaction, integration or restructuring related items and other adjustments
- Guidance includes non-recurring deferred revenue of approximately $75 million, as these revenues are not reflected in the GAAP measures.

Willis Towers Watson Legacy Segment Guidance

Calendar Year 2016



Legacy Segment	Constant Currency Revenue Growth	Organic Revenue Growth	Net Operating Income Margin[1]
TW Benefits	2% to 3%	low-single digit	mid-30%
TW Exchange Solutions[3]	low-to-mid-20%	low-20%	mid-teens
TW Risk and Financial Services[3]	low-to-mid-single digit	low-single digit	mid-to-high-20%
TW Talent and Rewards[3]	mid-single digit	low-to-mid-single digit	mid-20%

Legacy Segment	Constant Currency Revenue Growth	Organic Revenue Growth	Operating Income Margin[2]
Willis GB	mid-single digit	low-to-mid-single digit	high-20%
Willis Capital, Wholesale and Reinsurance	mid-teens	low-to-mid-single digit	low-20%
Willis North America	low-to-mid-single digit	low-to-mid-single digit	high-teens
Willis International	approximately 50%	mid-to-high-single digit	mid-teens

[1] Legacy Towers Watson segmental margins presented on NOI basis (exclusive of bonus and intangible amortization)
[2] Legacy Willis segmental margins presented on operating margin basis (inclusive of bonus and intangible amortization)
[3] Guidance includes non-recurring deferred revenue of approximately $75 million, in total, as these revenues are not reflected in the GAAP measures.

Willis Towers Watson Non-GAAP Reconciliations

CY16 Revenue Guidance

CY16 As Reported Revenue to Constant Currency and Organic expected growth rates	
As Reported Change	**low-double digits**
Currency Impact	low-single-digit decline
Constant Currency Change	**low-double digits**
Acquisitions/Divestitures	mid-to-high-single digit
Organic Change	**mid-single digit**

Guidance includes non-recurring deferred revenue of approximately $75 million, as these revenues are not reflected in the GAAP measures.

Willis Towers Watson Non-GAAP Reconciliations

CY16 Adjusted EBITDA Margin Guidance

CY16 EBITDA Margin to Adjusted EBITDA Margin	
EBITDA Margin as expected under GAAP	around 18%
Adjusted for:	
Transaction and Integration Expenses	~2%
Deferred Revenue (non-recurring)*	~1%
Restructuring Costs	~2%
Expected Adjusted EBITDA Margin	around 23%

*Guidance includes non-recurring deferred revenue of approximately $75 million, as these revenues are not reflected in the GAAP measures.

Willis Towers Watson Non-GAAP Reconciliations

CY16 Adjusted Operating Margin Guidance

CY16 Operating Margin to Adjusted Operating Margin	
Operating Margin as expected	around 6.5%
Adjusted for:	
Amortization of Intangible Assets	around 8%
Transaction and Integration Expenses	~2%
Deferred Revenue (non-recurring)*	~1%
Restructuring Costs	~2%
Expected Adjusted Operating Margin	around 19.5%

*Guidance includes non-recurring deferred revenue of approximately $75 million, as these revenues are not reflected in the GAAP measures.

Willis Towers Watson Non-GAAP Reconciliations

CY16 Adjusted EPS Guidance

CY16 Adjusted EPS Guidance	
CY16 GAAP EPS as expected	$2.34 - $2.44
Adjusted for tax effected:	
Amortization of Intangible Assets	$3.40 - $3.45
Transaction and Integration Expenses	$0.75 - $0.80
Deferred Revenue (non-recurring)*	~$0.41
Restructuring Costs	$0.80 - $0.85
Adjusted EPS as expected	$7.70 - $7.95

Diluted Shares Outstanding	138.1M

*Guidance includes non-recurring deferred revenue of approximately $75 million, as these revenues are not reflected in the GAAP measures.